EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

The undersigned executive officer of First Federal Bancshares of Arkansas, Inc. (the “Registrant”) hereby certifies that the Registrant’s Form 10-Q for the three months and six months ended June 30, 2005 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/Sherri R. Billings
Sherri R. Billings
EVP/Chief Financial Officer

Date: July 28, 2005